UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549



                          FORM 8-K (A)



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                          July 20, 1998
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       (Exact Name of Registrant as Specified in Charter)



     TENNESSEE                    1-12762                   62-1543819
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                      Identification Number)




                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            (Address of principal executive offices)



                         (901) 682-6600
       Registrant's telephone number, including area code





     (Former name or address, if changed since last report)

Item 5.  Other Events.

Mid-America Apartment Communities, Inc. has consummated the acquisitions of the apartment communities below. The acquisitions were previously reported under item 5 of Form 8-K.


  Apartment                Purchase    Number     Date of         Date
  Community   Location     Price       of Units   Form 8-K       Acquired
___________   __________  ___________  ________  ____________  ____________
Deer Run      Dallas, TX  $12,450,000    304     July 28,1998  July 21,1998

Courtyards    Dallas, TX   $9,825,000    231     July 28,1998  July 21,1998
at Campbell

Highwood      Plano, TX    $8,600,000    196     July 28,1998  July 21,1998

Northwood     Arlington,   $7,400,000    270     July 28,1998  July 21,1998
Place         TX


Each  audited  Historical  Summary of  Gross  Income  and  Direct
Operating Expenses of the above referenced properties for the previous fiscal year are included herein as an exhibit.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MID-AMERICA APARTMENT COMMUNITIES, INC.


Date:  September 28, 1998      /s/Simon R.C. Wadsworth
       ____________________    ______________________________________
                                  Simon R.C. Wadsworth
                                  Executive Vice President
                                 (Principal Financial and Accounting Officer)